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                                                                    Exhibit 10.5


                       FIRST AMENDMENT TO PROMISSORY NOTE


         FIRST AMENDMENT TO PROMISSORY NOTE dated as of the 6th day of January, 1998 by and between RAYMOND C. KUBACKI, JR. (the "Borrower") and PSYCHEMEDICS CORPORATION (the "Lender").

         WHEREAS, the Borrower and the Lender entered into a Promissory Note dated January 6, 1997, (the "Note") in the original principal amount of Two Hundred Nine Thousand Eight Hundred Ninety-two Dollars ($209,892.00); and

         WHEREAS, the Borrower's obligations under the Note are secured by a pledge of shares of Common Stock of the Lender pursuant to a Pledge Agreement dated January 6, 1997 (the "Pledge Agreement");

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENT. (a) The Note is hereby amended by deleting the first three paragraphs thereof and inserting in lieu thereof the following:

                  "FOR VALUE RECEIVED, the undersigned RAYMOND C. KUBACKI, JR. hereby promises to pay to the order of PSYCHEMEDICS CORPORATION, a Delaware corporation (the "Company"), in accordance with and subject to the terms and conditions set forth herein, on or before January 6, 1999, the principal sum of TWO HUNDRED SIX THOUSAND THREE HUNDRED SEVENTY-NINE DOLLARS AND 35/100 ($206,379.35), or so much thereof as may from time to time be outstanding, and to pay interest on the unpaid portion of such principal amount at the rate of 5.95 % PER ANNUM until such principal amount and all accrued unpaid interest thereon shall have been paid.

                  Interest accrued on the unpaid balance of principal from time to time outstanding shall be payable together with payment of principal. Each payment made under this Note shall be applied first to interest then due and then to principal.

                  This Note is secured by a pledge of certain shares of Common Stock of the Company owned by the undersigned more particularly described in the Pledge Agreement dated January 6, 1997 (the "Pledge Agreement") by and between the undersigned and the Company. The Pledge Agreement is intended to provide additional security to the Company for the obligations of the undersigned under this Note and is not intended to limit in any way the obligations of the undersigned under this Note which is a full recourse obligation of the undersigned."

         (b) All references in the Pledge Agreement to the Note shall be deemed to refer to the Note, as modified and amended hereby.


         2. RATIFICATION. (a) The terms and provisions of the Note, as modified and amended hereby, are hereby ratified and confirmed by the Borrower in all respects and the Note shall remain in full force and effect in accordance with its terms as so modified and amended.

         (b) The obligations of the Borrower to repay to the Lender all indebtedness under the Note, as modified and amended hereby, and to pay and perform all of its other obligations to the Lender are and will continue to be secured by the Pledge Agreement and the Lender is and will continue to be entitled to the benefit of all of the rights and remedies thereunder.






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         (c)      Nothing herein is intended or shall be construed so as to
discharge, release, terminate, or otherwise limit or modify any indebtedness, obligations, or liabilities of the Borrower or any collateral security therefor.

         3. MISCELLANEOUS. This First Amendment to Promissory Note shall be governed by the laws of the Commonwealth of Massachusetts, shall be construed as a sealed instrument, and shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         Executed as a sealed instrument as of the date set forth above.



                                        PSYCHEMEDICS CORPORATION
                                        (Lender)


                                        By: /s/ Bruce M. Stillwell
                                            -----------------------------------
                                            Bruce M. Stillwell, Vice
                                            President



                                            /s/ Raymond C. Kubacki, Jr.
                                            -----------------------------------
                                            Raymond C. Kubacki, Jr.
                                            (Borrower)






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